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                                    EXHIBIT A

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of uniView Technologies Corporation dated as of February 19, 1999 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  February 19, 1999              BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.

                                      By:    Brown Simpson Capital, LLC
                                             Its General Partner

                                             By:  /S/ EVAN M. LEVINE
                                                  ------------------------------
                                                  Evan M. Levine
                                                  Its Member


Date:  February 19, 1999              BROWN SIMPSON CAPITAL, LLC

                                             By:  /S/ EVAN M. LEVINE
                                                  ------------------------------
                                                  Evan M. Levine
                                                  Its Member

Date:  February 19, 1999              BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.

                                      By:    Brown Simpson Asset Management LLC

                                             By:  /S/ EVAN M. LEVINE
                                                  ------------------------------
                                                  Evan M. Levine
                                                  Its Member

Date:  February 19, 1999              BROWN SIMPSON ASSET MANAGEMENT LLC

                                             By:  /S/ EVAN M. LEVINE
                                                  ------------------------------
                                                  Evan M. Levine
                                                  Its Member